UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 11, 2013

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 11, 2013, Comstock Resources, Inc. ("Comstock" or the "Company") announced financial results for the three months and year ended December 31, 2012.  A copy of the press release announcing Comstock's earnings and operating results for the three months and year ended December 31, 2012 and other matters is attached hereto as Exhibit 99.1.

The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP").  Comstock has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows.  EBITDAX is presented in the earnings release because management believes that EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.  The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit
    Report or Completed Interim Review

The Audit Committee of the Board of Directors of Comstock, after consultation with management, concluded on February 8, 2013, that it is necessary to amend and restate the Company's financial statements for each of the fiscal quarters ended March 31, June 30, and September 30, 2012 with respect to the accounting and disclosures for certain derivative financial transactions under Accounting Standards Codification Topic 815, Derivatives and Hedging ("ASC 815").  Management recently determined that the formal documentation it had prepared to support its initial hedge designations for effectiveness in connection with the Company's crude oil hedging program were not compliant with the technical documentation requirements to qualify for cash flow hedge accounting treatment in accordance with ASC 815 and as a result the Company was not permitted to utilize hedge accounting treatment in the preparation of its financial statements.  The restatements eliminate hedge accounting treatment which had been applied in 2012 and reflect other immaterial adjustments to oil and gas sales.  Management intends to restate the quarterly results for the first three quarters of 2012 in connection with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

Under ASC 815, the fair value of hedge contracts is recognized in the Company's consolidated balance sheet as an asset or liability, as the case may be, and the amounts received or paid under the hedge contracts are reflected in earnings during the period in which the underlying production occurs. If the hedge contracts qualify for hedge accounting treatment, the fair value of the hedge contract is recorded in "accumulated other comprehensive income", and changes in the fair value do not affect net income in the period. If the hedge contract does not qualify for hedge accounting treatment, the change in the fair value of the hedge contract is reflected in earnings during the period as unrealized gain or loss from derivatives.  Under the cash flow hedge accounting treatment used by the Company, the fair value of the hedge contracts were recognized in the consolidated balance sheet with the resulting unrealized gain or loss recorded initially in "accumulated other comprehensive income" and later reclassified through earnings when the hedged production impacted earnings.  As a result of the determination that the documentation failed to meet the requirements necessary to utilize cash flow hedge accounting treatment, the unrealized gain or loss should have been recorded in the consolidated statements of operations as a component of earnings.  The Company has also been recognizing realized gains and losses from its derivative financial instruments in oil and gas sales, and is reclassifying these amounts as a separate component of non-operating income and expense.

The Company will restate its consolidated unaudited quarterly financial statements for each of the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 as part of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  The Company expects the restatement will have the following effects on its results of operations for the three months ended March 31, 2012, the three months ended June 30, 2012 and the three and nine months ended September 30, 2012:

Comstock Resources, Inc.
Restatement of Historical Financial Results
(Unaudited)

	Three Months Ended March 31, 2012		Three Months Ended June 30, 2012		Three Months Ended September 30, 2012		Nine Months Ended September 30, 2012
	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported
Oil and gas sales	$111,689	$110,335	$100,736	$104,690	$112,895	$117,129	$325,320	$332,154
Realized gain (loss) from derivatives	$(1,354)	$—	$2,719	$—	$3,293	$—	$4,658	$—
Unrealized gain (loss) from derivatives	$(10,187)	$—	$34,797	$—	$(11,112)	$—	$13,498	$—
Net income (loss)	$1,375	$6,859	$7,165	$(10,304)	$(30,449)	$(25,988)	$(21,909)	$(29,433)

Net income (loss) per share:
Basic	$0.03	$0.14	$0.15	$(0.22)	$(0.66)	$(0.56)	$(0.47)	$(0.63)
Diluted	$0.03	$0.14	$0.15	$(0.22)	$(0.66)	$(0.56)	$(0.47)	$(0.63)

As a result of the restatements, the Audit Committee determined that Comstock's consolidated financial statements for quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon.

The Company's management and Audit Committee have discussed the matters disclosed in this Form 8-K with its independent registered public accounting firm, Ernst & Young LLP.

Item 7.01       Regulation FD Disclosures

The February 11, 2013 press release attached hereto as Exhibit 99.1 included the announcement that the Company will restate the unaudited quarterly financial results for March 31, 2012, June 30, 2012 and September 30, 2012 and provided the changes to oil and gas sales, realized gain (loss) from derivatives, unrealized gain (loss) from derivatives, net income (loss), and net income (loss) per share for these periods resulting from the restatement.

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1	Press Release dated February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: February 11, 2013	By:	/s/ ROLAND O. BURNS
Roland O. Burns
Senior Vice President and Chief Financial Officer